Exhibit 99.1

Pennsylvania Real Estate Investment Trust ®

Supplemental Financial and Operating Information
Quarter Ended March 31, 2014
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
March 31, 2014

Table of Contents
Introduction
Company Information	1
Market Capitalization and Capital Resources	2
Operating Results
Statement of Operations - Proportionate Consolidation Method - Quarters Ended March 31, 2014 and March 31, 2013	3
Statement of Net Operating Income - Quarters Ended March 31, 2014 and 2013	4
Computation of Earnings Per Share	5
Funds From Operations and Funds Available For Distribution - Quarters Ended March 31, 2014 and March 31, 2013	6
Operating Statistics
Leasing Activity Summary	7
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	8
Mall Occupancy Percentage and Sales Per Square Foot	9
Top Twenty Tenants	10
Lease Expirations	11
Property Information	12
Department Store Lease Expirations	14
Balance Sheet
Condensed Balance Sheet - Proportionate Consolidation Method	16
Investment in Real Estate	17
Capital Expenditures	19
Debt Analysis	20
Debt Schedule	21
Selected Debt Ratios	22
Definitions	23
Forward Looking Statements	24

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of March 31, 2014, the Company owns interests in 45 retail properties, 42 of which are operating retail properties and three are development properties. The 42 operating retail properties have a total of 30.5 million square feet and include 35 enclosed malls and seven other retail properties. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383

Discern	David Wiggington	(646) 863-4177

Evercore Partners	Ben Yang	(415) 229-8070

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended March 31,		Year Ended December 31,
	2014	2013	2013	2012
TRADING INFORMATION
Common Shares
High Price per share	$20.05	$19.86	$22.54	$17.90
Low Price per share	$17.14	$17.77	$14.20	$10.49
Closing Share Price (at the end of period)	$18.05	$19.39	$18.98	$17.64
Series A Preferred Shares
High Price per share	$26.16	$27.55	$28.06	$27.33
Low Price per share	$25.04	$25.76	$24.77	$24.95
Closing Share Price (at the end of period)	$25.92	$26.57	$25.16	$26.28
Series B Preferred Shares
High Price per share	$25.30	$26.40	$26.86	$25.54
Low Price per share	$23.53	$25.16	$23.05	$24.51
Closing Share Price (at the end of period)	$25.05	$25.69	$23.73	$25.27
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	68,742	56,506	68,293	56,331
OP Units Outstanding	2,129	2,261	2,129	2,301
Total Common Shares and OP Units Outstanding	70,871	58,767	70,422	58,632
Equity Market Capitalization—Common Shares and OP Units	$1,279,215	$1,139,496	$1,336,614	$1,034,273
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,480,465	$1,340,746	$1,537,864	$1,235,523
DEBT CAPITALIZATION
Secured Debt Balance (1)(2)	$1,696,420	$2,037,720	$1,701,101	$2,101,769
Unsecured Debt Balance (3)	155,000	—	130,000	—
Debt Capitalization	1,851,420	2,037,720	1,831,101	2,101,769
TOTAL MARKET CAPITALIZATION	$3,331,885	$3,378,466	$3,368,965	$3,337,292
Equity Capitalization/Total Market Capitalization	44.4%	39.7%	45.6%	37.0%
Debt Capitalization/Total Market Capitalization	55.6%	60.3%	54.4%	63.0%
Unsecured Debt Balance/Total Debt	8.4%	—%	7.1%	—%
DISTRIBUTIONS PER COMMON SHARE
Non-Dividend Distributions	(4)	$0.18	$1	$0.63
Distributions per common share	$0.20	$0.18	$0.74	$0.63
Annualized Dividend Yield (5)	4.4%	3.7%	3.9%	3.6%
CAPITAL RESOURCES
Cash and Cash Equivalents	$37,757	$38,821	$41,867	$38,873
Revolving Facility	400,000	250,000	400,000	250,000
Amount Outstanding	(25,000)	(60,000)	(130,000)	—
Available Revolving Facility (6)	375,000	190,000	270,000	250,000
Term Loans	250,000	97,500	—	182,000
Amount Borrowed	(130,000)	(97,500)	—	(182,000)
Available Term Loans	120,000	—	—	—
TOTAL	$532,757	$228,821	$311,867	$288,873
Shelf Registration	$568,750	$798,750	$568,750	$798,750

(1)	The secured debt balance includes $97,500 in Term Loans outstanding as of March 31, 2013 and $182,000 outstanding as of December 31, 2012.

(2)	The secured debt balance includes Revolving Facility balances of $60,000 as of March 31, 2013.

(3)	The unsecured debt balance includes a Revolving Facility balance of $25,000 as of March 31, 2014 and $130,000 as of December 31, 2013, and a Term Loan balance of $130,000 as of March 31, 2014.

(4)	Tax status of 2014 dividend payments will be available in January 2015.

(5)	Based on closing share price at the end of the period.

(6)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. On April 17, 2013, the Company entered into the 2013 Revolving Facility.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended March 31, 2014 and March 31, 2013
Proportionate Consolidation Method
(in thousands)

	Quarter Ended March 31, 2014				Quarter Ended March 31, 2013
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$71,342	$6,874	$—	$78,216	$68,502	$6,788	$3,249	$78,539
Expense reimbursements	34,351	3,289	—	37,640	30,861	2,893	732	34,486
Percentage rent	590	52	—	642	982	41	26	1,049
Lease termination revenue	100	12	—	112	140	—	13	153
Other real estate revenue	2,226	282	—	2,508	2,693	296	123	3,112
Total real estate revenue	108,609	10,509	—	119,118	103,178	10,018	4,143	117,339
Other income	779	—	—	779	888	—	—	888
Total revenue	109,388	10,509	—	119,897	104,066	10,018	4,143	118,227
EXPENSES:
Operating expenses:
CAM and real estate taxes	(39,403)	(2,725)	—	(42,128)	(34,899)	(2,228)	(1,630)	(38,757)
Utilities	(8,210)	(254)	—	(8,464)	(5,058)	(167)	(82)	(5,307)
Other operating expenses	(4,104)	(556)	—	(4,660)	(3,737)	(575)	(374)	(4,686)
Total operating expenses	(51,717)	(3,535)	—	(55,252)	(43,694)	(2,970)	(2,086)	(48,750)
Depreciation and amortization	(36,235)	(1,842)	—	(38,077)	(33,617)	(1,829)	(365)	(35,811)
Other expenses:
General and administrative expenses	(9,077)	—	—	(9,077)	(8,856)	—	—	(8,856)
Impairment of assets	(1,300)	—	—	(1,300)	—	—	—	—
Provision for employee separation expense	—	—	—	—	(1,279)	—	—	(1,279)
Acquisition costs and other expenses	(1,646)	—	—	(1,646)	(202)	—	—	(202)
Total other expenses	(12,023)	—	—	(12,023)	(10,337)	—	—	(10,337)
Interest expense, net (2)	(20,170)	(2,730)	—	(22,900)	(27,338)	(2,767)	(671)	(30,776)
Total expenses	(120,145)	(8,107)	—	(128,252)	(114,986)	(7,566)	(3,122)	(125,674)
Loss before equity in income of partnerships, discontinued operations and gains on sales discontinued operations	(10,757)	2,402	—	(8,355)	(10,920)	2,452	1,021	(7,447)
Equity in income of partnerships	2,402	(2,402)	—	—	2,452	(2,452)	—	—
Loss from continuing operations	(8,355)	—	—	(8,355)	(8,468)	—	1,021	(7,447)
Discontinued operations:
Operating results from discontinued operations	—	—	—	—	1,021	—	(1,021)	—
Gains on sales of discontinued operations	—	—	—	—	33,254	—	—	33,254
Income from discontinued operations	—	—	—	—	34,275	—	(1,021)	33,254
Net (loss) income	(8,355)	—	—	(8,355)	25,807	—	—	25,807
Less: net loss (income) attributed to noncontrolling interest	252	—	—	252	(1,005)	—	—	(1,005)
Net (loss) income attributable to PREIT	$(8,103)	$—	$—	$(8,103)	$24,802	$—	$—	$24,802
Less: preferred share dividends	(3,962)	—	—	(3,962)	(3,962)	—	—	(3,962)
Net (loss) income attributable to PREIT common shareholders	$(12,065)	$—	$—	$(12,065)	$20,840	$—	$—	$20,840

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $103 and $65 for the quarters ended March 31, 2014 and 2013, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended March 31, 2014				Quarter Ended March 31, 2013
SAME STORE RETAIL/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$76,281	$1,674	$261	$78,216	$74,757	$—	$3,782	$78,539
Expense reimbursements	37,132	498	10	37,640	33,500	—	986	34,486
Percentage rent	642	—	—	642	1,023	—	26	1,049
Lease termination revenue	112	—	—	112	140	—	13	153
Other real estate revenue	2,385	1	122	2,508	2,870	—	242	3,112
TOTAL REAL ESTATE REVENUE	116,552	2,173	393	119,118	112,290	—	5,049	117,339
Operating expenses:
CAM and real estate taxes	(41,328)	(463)	(337)	(42,128)	(36,525)	—	(2,232)	(38,757)
Utilities	(8,133)	(330)	(1)	(8,464)	(5,190)	—	(117)	(5,307)
Other operating expenses	(4,622)	(20)	(18)	(4,660)	(4,309)	—	(377)	(4,686)
TOTAL OPERATING EXPENSES	(54,083)	(813)	(356)	(55,252)	(46,024)	—	(2,726)	(48,750)
NET OPERATING INCOME	$62,469	$1,360	$37	$63,866	$66,266	$—	$2,323	$68,589

	2013	% change 2012 to 2013	2012
Same store NOI variance
Same store NOI (2)	$62,469	(5.7)%	$66,266
Same store NOI excluding lease terminations	$62,357	(5.7)%	$66,126

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same store NOI definition can be found on page 23.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2014	2013
Loss from continuing operations	$(8,355)	$(8,468)
Noncontrolling interest	252	329
Dividends on preferred shares	(3,962)	(3,962)
Dividends on unvested restricted shares	(113)	(108)
Loss from continuing operations used to calculate loss per share - basic and diluted	$(12,178)	$(12,209)

Income from discontinued operations	$—	$34,275
Noncontrolling interest	—	(1,334)
Income from discontinued operations used to calculate earnings per share - basic and diluted	$—	$32,941
Basic and diluted (loss) earnings per share
Loss from continuing operations	$(0.18)	$(0.22)
Income from discontinued operations	—	0.59
	$(0.18)	$0.37

Weighted average common shares outstanding	68,498	56,372
Weighted average unvested restricted shares	(554)	(634)
Weighted average shares outstanding - basic	67,944	55,738
Weighted average effect of common share equivalents (1)	—	—
Total weighted average shares outstanding - diluted	67,944	55,738

(1)
The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 403 and 706 for the quarters ended March 31, 2014 and 2013, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended March 31, 2014					Quarter Ended March 31, 2013
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$108,609	$10,509	$—	$119,118		$103,178	$10,018	$4,143	$117,339
Operating expenses	(51,717)	(3,535)	—	(55,252)		(43,694)	(2,970)	(2,086)	(48,750)
NET OPERATING INCOME	56,892	6,974	—	63,866		59,484	7,048	2,057	68,589
General and administrative expenses	(9,077)	—	—	(9,077)		(8,856)	—	—	(8,856)
Provision for employee separation expense	—	—	—	—		(1,279)	—	—	(1,279)
Other income	779	—	—	779		888	—	—	888
Acquisition costs and other expenses	(1,646)	—	—	(1,646)		(202)	—	—	(202)
Interest expense, net	(20,170)	(2,730)	—	(22,900)		(27,338)	(2,767)	(671)	(30,776)
Depreciation on non real estate assets	(445)	—	—	(445)		(226)	—	—	(226)
Dividends on preferred shares	(3,962)	—	—	(3,962)		(3,962)	—	—	(3,962)
FFO	22,371	4,244	—	26,615		18,509	4,281	1,386	24,176
Depreciation on real estate assets	(35,790)	(1,842)	—	(37,632)		(33,391)	(1,829)	(365)	(35,585)
Equity in income of partnerships	2,402	(2,402)	—	—		2,452	(2,452)	—	—
Impairment of assets	(1,300)	—	—	(1,300)		—	—	—	—
Operating results from discontinued operations	—	—	—	—		1,021	—	(1,021)	—
Gains on sales of discontinued operations	—	—	—	—		33,254	—	—	33,254
Preferred share dividends	3,962	—	—	3,962		3,962	—	—	3,962
Net (loss) income	$(8,355)	$—	$—	$(8,355)		$25,807	$—	$—	$25,807
FFO	$22,371	$4,244	$—	$26,615		$18,509	$4,281	$1,386	$24,176
Acquisition costs	1,387	—	—	1,387		—	—	—	—
Provision for employee separation expenses	—	—	—	—		1,279	—	—	1,279
Accelerated amortization of deferred financing costs	—	—	—	—		914	—	—	914
Gain on hedge ineffectiveness	—	—	—	—		(464)	—	—	(464)
FFO AS ADJUSTED	$23,758	$4,244	$—	$28,002		$20,238	$4,281	$1,386	$25,905
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$23,758	$4,244	$—	$28,002		$20,238	$4,281	$1,386	$25,905
Adjustments:
Straight line rent	(518)	(44)	—	(562)		(388)	(43)	21	(410)
Recurring capital expenditures	(492)	(10)	—	(502)		(421)	(24)	—	(445)
Tenant allowances	(2,468)	(40)	—	(2,508)		(1,746)	(101)	—	(1,847)
Capitalized leasing costs	(1,420)	—	—	(1,420)		(1,537)	—	—	(1,537)
Amortization of above- and below-market lease intangibles	(338)	(21)	—	(359)		(57)	(28)	(5)	(90)
FAD	$18,522	$4,129	$—	$22,651		$16,089	$4,085	$1,402	$21,576
Weighted average number of shares outstanding				67,944					55,738
Weighted average effect of full conversion of OP Units				2,129					2,284
Effect of common share equivalents				403					706
Total weighted average shares outstanding, including OP Units				70,476					58,728
FFO PER DILUTED SHARE AND OP UNIT				$0.38					$0.41
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.40					$0.44
FAD PER DILUTED SHARE AND OP UNIT				$0.32					$0.37
DIVIDEND PER COMMON SHARE				$0.20					$0.18
PAYOUT RATIOS
Payout ratio of FFO				42.7%	(1)				41.0%	(2)
Payout ratio of FFO as adjusted				40.4%	(1)				35.9%	(2)
Payout ratio of FAD				67.9%	(1)				69.5%	(2)

(1)	Twelve months ended March 31, 2014.

(2)	Twelve months ended March 31, 2013.

Pennsylvania Real Estate Investment Trust
2014 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases: (3)
1st Quarter	41	107,661	N/A	$39.49	$39.49	N/A	$5.30
Total/Average	41	107,661	N/A	$39.49	$39.49	N/A	$5.30

Renewal - non-anchor tenants 10k sf and under: (4)
1st Quarter	48	145,510	$36.02	$38.68	$2.66	7.4%	$—
Total/Average	48	145,510	$36.02	$38.68	$2.66	7.4%	$—

Renewal - non-anchor tenants greater than 10k sf: (4)
1st Quarter	6	107,781	$16.22	$17.04	$0.82	5.1%	$—
Total/Average	6	107,781	$16.22	$17.04	$0.82	5.1%	$—

Anchor New:
1st Quarter	1	52,055	N/A	7.50	7.5	N/A	4.00
Total/Average	1	52,055	N/A	7.50	7.50	N/A	4.00

Anchor Renewal:
1st Quarter	1	101,476	$2.79	$2.80	$0.01	0.4%	$—
Total/Average	1	101,476	$2.79	$2.80	$0.01	0.4%	$—

(1)	New rent is the initial amount payable upon rent commencement.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes expansions and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	March 31, 2014						March 31, 2013						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	33.0%	$522	$67.88	13.4%	96.9%	95.4%	31.6%	$535	$64.37	12.5%	96.4%	94.6%	(2.4)%	5.4%	0.9%	0.5%	0.8%
Core Growth Malls	47.5%	$353	$42.84	13.1%	93.4%	90.5%	45.5%	$358	$41.70	12.6%	93.2%	90.2%	(1.4)%	2.7%	0.5%	0.2%	0.3%
Opportunistic Malls	11.0%	$261	$27.84	11.7%	91.3%	85.9%	11.3%	$268	$26.29	11.2%	92.2%	85.3%	(2.6)%	5.9%	0.5%	(0.9)%	0.6%
Non Core Malls	2.8%	$242	$28.48	12.4%	87.7%	82.9%	3.1%	$253	$26.68	11.4%	91.1%	89.9%	(4.3)%	6.8%	1.0%	(3.4)%	(7.0)%
Total Malls	94.3%	$377	$45.68	13.1%	93.3%	90.3%	91.4%	$384	$43.61	12.3%	93.5%	90.2%	(1.8)%	4.8%	0.8%	(0.2)%	0.1%
Other Retail Properties	4.2%	N/A	$18.28	N/A	94.9%	93.1%	4.0%	N/A	$18.13	N/A	94.5%	92.5%	N/A	0.8%	N/A	0.4%	0.6%
Total Retail Properties	98.5%	N/A	$40.79	N/A	93.4%	90.6%	95.5%	N/A	$39.40	N/A	93.6%	90.4%	N/A	3.5%	N/A	(0.2)%	0.2%
Sold Properties (3)	1.3%	N/A	N/A	N/A	N/A	N/A	4.3%	N/A	$20.61	N/A	92.2%	83.2%	N/A	N/A	N/A	N/A	N/A
Other Properties	0.2%	N/A	N/A	N/A	N/A	N/A	0.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%		$40.79		93.4%	90.6%	100.0%		$38.71		93.5%	90.2%		5.4%		(0.1)%	0.4%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less. Average gross rent for other operating properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $17.92 per square foot as of March 31, 2014 and $17.13 per square foot as of March 31, 2013.

(3)	Includes Christiana Center, Commons at Magnolia, Orlando Fashion Square, Paxton Towne Centre, and Phillipsburg Mall.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	March 31, 2014			March 31, 2013			Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %
Premier Malls
Cherry Hill Mall	$623	94.3%	93.1%	$644	92.9%	91.5%	(3.3)%	1.4%	1.6%
Lehigh Valley Mall	533	97.7%	96.3%	582	97.1%	95.2%	(8.4)%	0.6%	1.1%
Woodland Mall	524	98.0%	98.0%	531	95.9%	95.9%	(1.3)%	2.1%	2.1%
Jacksonville Mall	492	97.1%	94.3%	479	99.8%	99.6%	2.7%	(2.7)%	(5.3)%
Dartmouth Mall	428	98.0%	96.7%	428	96.0%	93.4%	—%	2.0%	3.3%
Willow Grove Park	424	97.4%	94.6%	410	97.9%	95.7%	3.4%	(0.5)%	(1.1)%
Premier Malls Subtotal	$522	96.9%	95.4%	$535	96.4%	94.6%	(2.4)%	0.5%	0.8%
Core Growth Malls
The Mall at Prince Georges	$396	98.6%	97.2%	$381	98.8%	97.4%	3.9%	(0.2)%	(0.2)%
Wyoming Valley Mall	393	96.4%	89.6%	387	97.8%	93.7%	1.6%	(1.4)%	(4.1)%
Springfield Mall	391	94.8%	94.8%	394	93.1%	93.1%	(0.8)%	1.7%	1.7%
Patrick Henry Mall	388	93.3%	90.2%	392	97.0%	94.1%	(1.0)%	(3.7)%	(3.9)%
Viewmont Mall	387	95.4%	88.1%	370	98.7%	96.6%	4.6%	(3.3)%	(8.5)%
Capital City Mall	374	96.8%	94.6%	377	98.2%	96.9%	(0.8)%	(1.4)%	(2.3)%
Valley View Mall	371	91.6%	88.4%	385	93.8%	91.5%	(3.6)%	(2.2)%	(3.1)%
The Gallery at Market East	359	76.8%	77.8%	350	72.1%	81.5%	2.6%	4.7%	(3.7)%
Valley Mall	358	95.9%	92.9%	376	95.5%	92.3%	(4.8)%	0.4%	0.6%
Francis Scott Key Mall	351	97.8%	96.4%	348	96.6%	94.4%	0.9%	1.2%	2.0%
Moorestown Mall	349	89.2%	76.1%	350	88.0%	69.9%	(0.3)%	1.2%	6.2%
Magnolia Mall	346	98.4%	96.5%	340	99.2%	98.2%	1.8%	(0.8)%	(1.7)%
Crossroads Mall	332	99.2%	98.4%	364	94.6%	88.5%	(8.8)%	4.6%	9.9%
Plymouth Meeting Mall	326	91.6%	87.2%	323	90.2%	85.1%	0.9%	1.4%	2.1%
Exton Square Mall	304	94.7%	88.4%	328	93.7%	85.7%	(7.3)%	1.0%	2.7%
Cumberland Mall	302	94.2%	90.5%	325	91.6%	86.1%	(7.1)%	2.6%	4.4%
Logan Valley Mall	299	98.0%	95.1%	321	97.3%	93.6%	(6.9)%	0.7%	1.5%
Gadsden Mall	291	98.2%	95.6%	326	94.4%	86.0%	(10.7)%	3.8%	9.6%
Core Growth Malls Subtotal	$353	93.4%	90.5%	$358	93.2%	90.2%	(1.4)%	0.2%	0.3%
Opportunistic Malls
Palmer Park Mall	$298	95.2%	84.8%	$295	94.5%	82.4%	1.0%	0.7%	2.4%
Washington Crown Center	272	84.5%	71.3%	256	87.2%	76.4%	6.3%	(2.7)%	(5.1)%
New River Valley Mall	269	85.7%	96.5%	271	98.9%	98.2%	(0.7)%	(13.2)%	(1.7)%
Beaver Valley Mall	267	95.1%	89.5%	248	94.8%	88.7%	7.7%	0.3%	0.8%
Wiregrass Commons Mall	266	92.1%	88.5%	295	89.3%	84.5%	(9.8)%	2.8%	4.0%
Uniontown Mall	263	94.8%	88.2%	276	95.5%	89.9%	(4.7)%	(0.7)%	(1.7)%
Lycoming Mall	242	97.0%	94.1%	267	95.8%	92.1%	(9.4)%	1.2%	2.0%
Voorhees Town Center	211	72.2%	71.8%	220	67.1%	66.7%	(4.1)%	5.1%	5.1%
Opportunistic Malls Subtotal	$261	91.3%	85.9%	$268	92.2%	85.3%	(2.6)%	(0.9)%	0.6%
Non Core Malls
North Hanover Mall	$275	81.8%	79.3%	$250	84.8%	88.6%	10.0%	(3.0)%	(9.3)%
Nittany Mall	230	88.0%	75.8%	258	95.4%	90.6%	(10.9)%	(7.4)%	(14.8)%
South Mall	227	93.9%	90.6%	246	93.4%	89.9%	(7.7)%	0.5%	0.7%
Non Core Malls Subtotal	$242	87.7%	82.9%	$253	91.1%	89.9%	(4.3)%	(3.4)%	(7.0)%
Same Store Malls weighted average	$377	93.3%	90.3%	$384	93.5%	90.2%	(1.8)%	(0.2)%	0.1%
Sold Properties	N/A	N/A	N/A	$225	88.4%	75.3%	N/A	N/A	N/A
Total Reported weighted average	$377	93.3%	90.3%	$381	93.4%	89.9%	(1.0)%	(0.1)%	0.4%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant (1)	Total Number of Locations	Percentage of Annualized Gross Rent (2)
Limited Brands, Inc.	68	3.2%
Gap, Inc.	39	3.0%
Foot Locker, Inc.	59	2.8%
J.C. Penney Company, Inc. (3)	27	2.6%
American Eagle Outfitters, Inc.	37	2.6%
Sears Holding Corporation (4)	26	2.0%
Signet Jewelers Limited	36	1.5%
Zale Corporation	64	1.4%
Ascena Retail Group, Inc.	43	1.4%
Luxottica Group S.p.A.	46	1.4%
Commonwealth of Pennsylvania	2	1.4%
Macy's, Inc.	24	1.3%
Abercrombie & Fitch Co.	19	1.3%
Genesco, Inc.	57	1.3%
Aeropostale, Inc.	34	1.3%
Advent CR Holdings, Inc.	17	1.2%
The Children's Place Retail Stores, Inc.	27	1.2%
Boscov's Department Store	8	1.2%
Regal Entertainment Group	4	1.1%
Shoe Show, Inc.	26	1.1%
Total Top 20 Tenants	663	34.4%
Total Leases	2,818	100.00%

(1)	Tenant includes all brands and concepts of the tenant and includes stores that are PREIT owned and not PREIT owned.

(2)	Includes PREIT’s proportionate share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a landlord owned store located at Exton Square Mall which the tenant has announced that it intends to close in 2014.

(4)	Includes a landlord owned store located at The Gallery at Market East which the tenant has announced that it intends to close in 2014.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of March 31, 2014
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2013 and Prior	253	832,019	7.3%	$28,116	$25,996	7.5%	$33.79
2014	288	654,538	5.8%	22,304	21,480	6.2%	34.08
2015	409	1,606,719	14.2%	51,100	47,032	13.6%	31.80
2016	401	1,648,695	14.6%	55,571	50,526	14.7%	33.71
2017	316	1,060,385	9.4%	39,428	35,655	10.3%	37.18
2018	263	1,237,809	10.9%	40,994	37,187	10.8%	33.12
2019	176	881,307	7.8%	30,069	27,856	8.1%	34.12
2020	130	821,683	7.3%	23,255	21,595	6.3%	28.30
2021	120	521,057	4.6%	18,856	16,770	4.9%	36.19
2022	127	640,388	5.6%	21,410	18,966	5.5%	33.43
2023	152	856,760	7.6%	28,401	25,225	7.3%	33.15
Thereafter	86	559,817	4.9%	17,399	16,499	4.8%	31.08
Total/Average	2,721	11,321,177	100.0%	$376,903	$344,787	100.0%	$33.29

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2014	3	219,173	2.1%	$1,307	$1,307	2.4%	$5.96
2015	12	1,210,881	11.7%	6,179	6,179	11.4%	5.10
2016	19	1,872,374	18.0%	7,703	7,703	14.2%	4.11
2017	10	1,400,890	13.5%	4,643	4,261	7.9%	3.31
2018	14	1,325,258	12.8%	5,997	5,997	11.1%	4.53
2019	17	1,875,809	18.0%	7,376	6,742	12.5%	3.93
2020	4	450,227	4.3%	1,290	1,290	2.4%	2.87
2021	4	481,791	4.6%	5,533	4,183	7.7%	11.48
2022	4	521,173	5.0%	2,646	2,646	4.9%	5.08
Thereafter	10	1,034,771	10.0%	14,318	13,801	25.5%	13.84
Total/Average	97	10,392,347	100.0%	$56,992	$54,109	100.0%	$5.48

(1)	Only includes owned space.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 401,442 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2014
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	204	438	47	1,306
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	169	11	670
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	99	135	14	490
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	183	381	22	1,170
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	77	279	20	1,179
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	269	9	1,170
Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	872	1,671	123	5,985
Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	81	194	15	614
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	136	3	468
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	211	155	39	942
Exton Square Mall (2)	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	96	—	—	—	277	58	269	43	1,087
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	141	206	13	721
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	101	9	507
The Gallery at Market East (3)	PA	100%	2003	1977/1990	—	—	—	133	—	—	621	754	—	—	—	—	—	—	—	119	220	331	1,424
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	59	251	16	781
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	168	10	620
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	73	182	80	1,065
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	230	29	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	219	61	947
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	154	269	13	916
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	202	12	612
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	235	28	913
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	53	172	29	605
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	83	129	29	767
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	104	181	33	910
Core Growth Malls					—	492	1,654	1,465	570	278	1,411	5,870	1,547	—	332	155	42	580	2,656	1,778	3,519	793	14,616
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2014 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	193	198	46	1,153
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	171	21	807
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	88	138	—	—	—	—	—	—	—	135	124	66	463
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	122	22	458
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	—	102	171	36	700
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	68	150	86	729
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	89	116	83	673
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	175	24	636
Opportunistic Malls					—	—	301	504	390	340	496	2,031	689	84	—	173	—	272	1,218	759	1,227	384	5,619
Non Core Malls
Nittany Mall	PA	100%	2003	1968/1990	—	—	63	98	—	61	—	222	95	—	—	—	—	—	95	13	152	52	534
North Hanover Mall	PA	100%	2003	1967/1999	—	—	99	104	—	—	51	254	—	—	—	—	—	—	—	21	95	82	452
South Mall	PA	100%	2003	1975/1992	—	—	—	—	—	102	38	140	—	—	—	—	—	—	—	149	92	25	406
Non Core Malls					—	—	162	202	—	163	89	616	95	—	—	—	—	—	95	183	339	159	1,392
Other Retail Properties
Street Level Retail (2 properties)	PA	100%	2014	1910/1960	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	21	4	74
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	290	54	53	704
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	98	98	—	—	—	—	—	146	146	21	22	—	287
Whitehall Mall	PA	50%	1964	1964/1998	—	—	—	213	—	—	82	295	—	—	—	—	—	—	—	196	47	45	583
Strip and Power Centers					—	—	—	213	—	—	307	520	—	—	—	—	—	894	894	1,158	215	102	2,889
Portfolio Totals					178	929	2,394	2,609	1,125	781	2,376	10,392	3,170	720	821	328	42	1,746	6,827	4,750	6,971	1,561	30,501

(1)	Does not include The Bon-Ton store located at Westgate.

(2)	JCPenney announced it will close this landlord owned store at this property in 2014.

(3)	Includes 907 Market Street, which was acquired in April 2013. Sears announced it will close this landlord owned store in 2014.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of March 31, 2014

	Department Store Tenants
Properties	Belk	Bon-Ton (1)	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(2)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2015	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2015	—	—	(2)	—	2019	—
Crossroads Mall	2014	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	2018	—	—	—	—	—	—
Exton Square Mall (4)(5)	—	—	2019	—	—	2020	—	—	(2)	—	2019, (2)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(2)	—	2018	—
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
The Gallery at Market East (6)	—	—	—	2032	—	—	—	—	—	—	2014	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2017	—
Moorestown Mall	—	—	2015	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2015	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall	—	2019	—	—	—	2019	—	—	(2)	—	(2)	—
Valley View Mall	—	(2)	—	—	—	2015	—	—	(2)	—	(2)	—
Viewmont Mall	—	—	—	—	—	2015	—	—	(2)	—	2015	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of March 31, 2014 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Opportunistic Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Lycoming Mall	—	2016	—	2019	—	2015	—	—	(2)	—	2018	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—
Voorhees Town Center	—	—	(2)	—	—	—	—	—	(2)	—	—	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2019	—
Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Non Core Malls
Nittany Mall	—	2018	—	—	—	2015	—	—	(2)	—	2015	—
North Hanover Mall	—	—	—	—	—	2027	—	—	—	—	2019	—
South Mall	—	2016	—	—	—	—	—	—	—	—	—	—

Other Retail Properties
Street Level Retail (2 Properties)	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(2)
Whitehall Mall	—	—	—	—	—	—	2017	—	—	—	2021	—
Total PREIT Owned Department Stores	5	9	6	6	—	23	1	—	5	2	21	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	4	1	1	19	—	5	4

(1)	Total PREIT owned department stores does not include The Bon-Ton store located at Westgate.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

(5)	JCPenney announced it will close this landlord owned store at this property in 2014.

(6)	Includes K-Mart located at 907 Market Street, which was acquired in April 2013. Sears announced it will close this landlord owned store in 2014.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	March 31, 2014			December 31, 2013
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,471,467	$219,307	$3,690,774	$3,450,317	$218,167	$3,668,484
Construction in progress	70,999	1,018	72,017	68,835	953	69,788
Land held for development	8,716	—	8,716	8,716	—	8,716
Total investments in real estate	3,551,182	220,325	3,771,507	3,527,868	219,120	3,746,988
Accumulated depreciation	(1,040,630)	(87,978)	(1,128,608)	(1,012,746)	(86,289)	(1,099,035)
Net investments in real estate	2,510,552	132,347	2,642,899	2,515,122	132,831	2,647,953
Investments in partnerships, at equity	15,090	(15,090)	—	15,963	(15,963)	—
Other assets:
Cash and cash equivalents	32,553	5,204	37,757	34,230	7,637	41,867
Rent and other receivables (2)	44,989	2,322	47,311	46,439	1,783	48,222
Intangible assets, net	9,051	63	9,114	9,075	70	9,145
Deferred costs and other assets, net	94,964	14,982	109,946	97,752	15,889	113,641
Total assets	$2,707,199	$139,828	$2,847,027	$2,718,581	$142,247	$2,860,828
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,498,822	$197,598	$1,696,420	$1,502,650	$198,451	$1,701,101
Term Loans	130,000	—	130,000	—	—	—
Revolving Facility	25,000	—	25,000	130,000	—	130,000
Tenants’ deposits and deferred rent	17,511	3,523	21,034	17,896	4,151	22,047
Distributions in excess of partnership investments	65,414	(65,414)	—	64,491	(64,491)	—
Fair value of derivative instruments	1,901	—	1,901	844	—	844
Other liabilities	69,855	4,121	73,976	76,248	4,136	80,384
Total liabilities	1,808,503	139,828	1,948,331	1,792,129	142,247	1,934,376
Equity:
Total equity	898,696	—	898,696	926,452	—	926,452
Total liabilities and equity	$2,707,199	$139,828	$2,847,027	$2,718,581	$142,247	$2,860,828

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $29.5 million ($27.0 million consolidated, $2.5 million unconsolidated) as of March 31, 2014 and $28.9 million ($26.4 million consolidated, $2.5 million unconsolidated) as of December 31, 2013.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	March 31, 2014				December 31, 2013
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$72,443	$—	$28,034	$44,409	$72,133	$—	$27,238	$44,895
Capital City Mall	98,310	1	31,633	66,678	98,304	—	30,772	67,532
Cherry Hill Mall	461,281	—	145,468	315,813	461,126	—	139,719	321,407
Crossroads Mall	48,186	196	13,417	34,965	47,658	192	12,959	34,891
Cumberland Mall	66,567	—	15,639	50,928	66,546	—	15,102	51,444
Dartmouth Mall	63,842	—	31,029	32,813	63,842	—	30,532	33,310
Exton Square Mall	154,988	824	38,170	117,642	154,918	1,007	37,154	118,771
Francis Scott Key Mall	81,514	240	25,922	55,832	81,449	400	25,159	56,690
Gadsden Mall	63,827	—	14,826	49,001	63,365	—	14,276	49,089
The Gallery at Market East	245,250	9,055	49,098	205,207	245,189	7,406	46,201	206,394
Jacksonville Mall	82,138	12	24,917	57,233	82,094	—	24,214	57,880
Logan Valley Mall	98,032	—	30,065	67,967	98,012	—	29,457	68,555
Lycoming Mall	78,667	—	24,483	54,184	78,665	—	23,791	54,874
Magnolia Mall	91,667	—	34,691	56,976	91,666	—	33,817	57,849
Moorestown Mall	117,008	5,249	34,590	87,667	114,883	3,216	33,446	84,653
New River Valley Mall	59,188	—	25,164	34,024	59,169	—	24,375	34,794
Nittany Mall	44,462	—	13,289	31,173	44,454	—	12,961	31,493
North Hanover Mall (2)	22,852	—	7,074	15,778	22,852	—	6,747	16,105
Palmer Park Mall	34,800	—	14,511	20,289	34,866	—	14,320	20,546
Patrick Henry Mall	144,338	—	49,123	95,215	144,331	—	47,753	96,578
Plymouth Meeting Mall	169,842	49	48,894	120,997	167,174	2,080	46,953	122,301
The Mall at Prince Georges	103,465	—	43,288	60,177	103,462	—	42,357	61,105
South Mall (3)	29,370	—	3,482	25,888	36,105	—	8,708	27,397
Uniontown Mall	43,037	—	14,705	28,332	43,037	—	14,285	28,752
Valley Mall	98,305	—	29,632	68,673	98,297	—	28,898	69,399
Valley View Mall	70,104	24	18,720	51,408	69,925	—	18,212	51,713
Viewmont Mall	92,694	—	27,180	65,514	92,644	—	26,362	66,282
Voorhees Town Center	80,455	547	24,168	56,834	79,888	302	22,989	57,201
Washington Crown Center	44,072	698	15,659	29,111	43,835	141	15,369	28,607
Willow Grove Park	232,139	—	67,108	165,031	232,099	—	65,183	166,916
Wiregrass Commons Mall	54,889	—	15,262	39,627	54,885	—	14,744	40,141
Woodland Mall	191,806	—	46,294	145,512	191,781	—	44,730	147,051
Wyoming Valley Mall	110,187	—	34,875	75,312	110,148	—	33,929	76,219
Total Consolidated Malls	3,449,725	16,895	1,040,410	2,426,210	3,448,802	14,744	1,012,712	2,450,834
Unconsolidated Malls
Lehigh Valley Mall	45,761	212	22,390	23,583	45,726	162	21,869	24,019
Springfield Mall	56,897	6	15,520	41,383	56,897	6	15,145	41,758
Total Unconsolidated Malls	102,658	218	37,910	64,966	102,623	168	37,014	65,777
TOTAL MALLS	$3,552,383	$17,113	$1,078,320	$2,491,176	$3,551,425	$14,912	$1,049,726	$2,516,611
(continued on next page)

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)
(in thousands)

	March 31, 2014				December 31, 2013
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace (4)	$1,515	$—	$41	$1,474	$1,515	$—	$34	$1,481
Pitney Road Plaza (5)	—	88	—	88	—	75	—	75
Street Level Retail (2 Properties)	20,227	—	179	20,048	—	—	—	—
Total Consolidated Other Retail Properties	21,742	88	220	21,610	1,515	75	34	1,556
Unconsolidated Other Retail Properties
Metroplex Shopping Center	42,919	—	20,942	21,977	42,919	—	20,514	22,405
The Court at Oxford Valley	28,760	—	10,456	18,304	28,760	—	10,317	18,443
Red Rose Commons	13,617	1	5,089	8,529	13,617	1	5,009	8,609
Springfield Park	8,288	—	2,040	6,248	7,217	—	1,986	5,231
Whitehall Mall	16,825	15	9,593	7,247	16,791	—	9,528	7,263
Total Unconsolidated Other Retail Properties	110,409	16	48,120	62,305	109,304	1	47,354	61,951
TOTAL OTHER RETAIL PROPERTIES	$132,151	$104	$48,340	$83,915	$110,819	$76	$47,388	$63,507
Consolidated Properties Under Development
Springhills	$—	$19,230	$—	$19,230	$—	$19,230	$—	$19,230
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,016	—	54,016	—	54,016	—	54,016
Unconsolidated Properties Under Development
Pavilion at Market East	6,240	784	1,948	5,076	6,240	784	1,921	5,103
Total Unconsolidated Properties Under Development	6,240	784	1,948	5,076	6,240	784	1,921	5,103
Other Properties
Land held for development - consolidated	8,716	—	—	8,716	8,716	—	—	8,716
Total Other Properties	8,716	—	—	8,716	8,716	—	—	8,716
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$14,956	$54,800	$1,948	$67,808	$14,956	$54,800	$1,921	$67,835
TOTAL INVESTMENT IN REAL ESTATE	$3,699,490	$72,017	$1,128,608	$2,642,899	$3,677,200	$69,788	$1,099,035	$2,647,953
CONSOLIDATED PROPERTIES	$3,480,183	$70,999	$1,040,630	$2,510,552	$3,459,033	$68,835	$1,012,746	$2,515,122
UNCONSOLIDATED PROPERTIES	219,307	1,018	87,978	132,347	218,167	953	86,289	132,831
TOTAL INVESTMENT IN REAL ESTATE	$3,699,490	$72,017	$1,128,608	$2,642,899	$3,677,200	$69,788	$1,099,035	$2,647,953

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Reflects impairment of $6.3 million recorded in the 3rd Quarter of 2013.

(3)	Reflects impairment of $1.3 million recorded in the 1st Quarter of 2014.

(4)	Consists of two parcels remaining after sale of the property in 2010.

(5)	Consists of one parcel remaining after the sale of the property in 2011.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended March 31, 2014
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$5,179	$90	$5,269
New development projects	44	—	44
Tenant allowances	2,468	40	2,508
Recurring capital expenditures:
CAM expenditures	363	10	373
Non-CAM expenditures	129	—	129
Total recurring capital expenditures	492	10	502
Total	$8,183	$140	$8,323

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of March 31, 2014
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,446,807	78.1%	$52,015	2.8%	$1,498,822	80.9%
Unconsolidated mortgage loans payable	193,992	10.5%	3,606	0.2%	197,598	10.7%
2014 Term Loans	130,000	7.0%	—	—%	130,000	7.0%
2013 Credit Facility	—	—%	25,000	1.4%	25,000	1.4%
TOTAL OUTSTANDING DEBT	$1,770,799	95.6%	$80,621	4.4%	$1,851,420	100.0%
AVERAGE STATED INTEREST RATE	4.93%		2.16%		4.70%

(1)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	2014 Term Loans	TOTAL
Beginning Balance	12/31/2013	$1,701,101	$130,000	$—	$1,831,101
Mortgage loan amortization		(4,681)	—	—	(4,681)
2014 Term Loan borrowings		—	—	130,000	130,000
2013 Revolving Facility, net		—	(105,000)	—	(105,000)
Ending Balance	3/31/2014	$1,696,420	$25,000	$130,000	$1,851,420
Weighted Average Balance		$1,699,498	$26,556	$118,444	$1,844,498

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	2014 Term Loans	Total Debt
2014	$16,185	$51,000	$—	$—	$67,185
2015	25,651	306,020	—	—	331,671
2016	16,325	243,745	25,000	—	285,070
2017	15,546	153,283	—	—	168,829
2018	15,296	145,678	—	—	160,974
2019	15,601	28,050	—	100,000	143,651
Thereafter	40,788	623,252	—	30,000	694,040
	$145,392	$1,551,028	$25,000	$130,000	$1,851,420

(1)
The weighted average period to mortgage maturity is 5.25 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2014	$51,000	2.25%
2015	318,372	5.69%
2016	253,878	5.30%
2017	153,606	5.45%
2018	150,513	3.83%
Thereafter	769,051	4.60%
Total	$1,696,420	4.85%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of March 31, 2014
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Springfield East (2)	$2,115	5.39%	$92	$2,061	Mar 2015	Mar 2020
Springfield Park (2)	2,484	5.39%	107	2,419	Mar 2015	Mar 2020
Magnolia Mall	56,699	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	86,732	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	31,750	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	138,592	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	82,102	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	145,761	5.58%	10,761	140,484	Apr 2016	Apr 2016
801 Market Street (2)	25,000	3.20%	1,554	24,265	July 2016	July 2018
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,321	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,786	48,000	Mar 2018	Mar 2018
Lycoming Mall	34,632	3.72%	3,001	30,907	Mar 2018	Mar 2018
Whitehall Mall	5,256	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall (2)(3)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,534	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	66,508	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,386	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	29,360	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	63,963	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	50,172	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Dartmouth Mall	65,945	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	42,133	5.00%	2,681	33,979	Oct 2023	Oct 2023
Wyoming Valley Mall	78,000	5.17%	4,034	66,694	Dec 2023	Dec 2023
Total Fixed Rate Mortgage Loans	$1,640,799	4.93%	$100,025	1,496,745
Variable Rate Mortgage Loans
Logan Valley Mall	$51,000	2.25%	$1,150	$51,000	Sept 2014	Sept 2015
801 Market Street	1,015	2.25%	—	—	July 2016	July 2018
Pavilion East Associates	3,606	2.93%	253	3,283	Aug 2017	Aug 2017
Total Variable Rate Mortgage Loans	55,621	2.30%	1,403	54,283
Total Mortgage Loans	$1,696,420	4.85%	$101,428	$1,551,028
CONSOLIDATED MORTGAGE LOANS	$1,498,822	4.78%	$87,985	$1,377,721
UNCONSOLIDATED MORTGAGE LOANS	197,598	5.38%	13,443	173,307
2014 5 YEAR TERM LOAN	100,000	3.24%	3,236	100,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN	30,000	3.73%	1,118	30,000	Jan 2021	Jan 2021
2013 REVOLVING FACILITY	25,000	1.85%	464	25,000	Apr 2016	Apr 2018
Total	$1,851,420	4.70%	$106,246	$1,706,028
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.16%	—	—
EFFECTIVE INTEREST RATE	$1,851,420	4.86%	$106,246	$1,706,028

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.

(3)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

March 31, 2014
Consolidated Liabilities to Gross Asset Value	49.73%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	42.62%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.92
Adjusted EBITDA may not be less than 1.45 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	18.02
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	48.49%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013 and the 2014 Term Loan agreements dated as of January 8, 2014 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility. In addition to the ratios set forth herein, there are several other ratios under the 2013 Revolving Facility and 2014 Term Loans with which the Company must comply, all of which are described in the Company’s Annual Report on Form 10-K dated February 28, 2014.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.
We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.
FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.
We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three months ended March 31, 2014 and 2013 to show the effect of acquisition costs, provision for executive separation expense, gain and loss on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.
We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.
Net Operating Income (NOI)
NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.
NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.
Same Store NOI
Same store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of or reclassified as held for sale during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, interest and tangible net worth covenants under our 2013 Revolving Facility, our 2014 Term Loans and the Letter of Credit;

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potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

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our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our short and long-term liquidity position;

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current economic conditions and their effect on employment and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to development and redevelopment activities;

•	inability to sell properties that we seek to dispose of and inability to obtain estimated sale prices;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	acts of violence at malls, including our properties, or other similar spaces, and the potential effect on traffic and sales;

•	increases in operating costs that cannot be passed on to tenants;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors; and

•	potential dilution from any capital raising transactions.